CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Aug. 31, 2020	Aug. 31, 2019
Revenues:
Products Sales	$ 27,004	$ 0
Total Revenue	27,004	0
Cost of Goods Sold	24,521	0
Gross Profit	2,483	0
Operating Expenses:
Advertising fees	213,302	1,155
Consulting services	2,033,801	59,865
Professional fees	717,548	102,765
General and administrative expense	661,724	386,133
Total Operating Expenses	3,626,375	549,918
Operating Loss	(3,623,892)	(549,918)
Other Income (Expense)
Interest expense	(1,422,469)	(7,827)
Gain on Debt Cancellation	45,745	168,048
Changes in Fair Value of Derivative Liabilities	111,268	0
Uncollectible Note Receivable	(40,000)	0
Other Income	0	100
Total Other Income (Expense)	(1,305,456)	160,321
Net Loss	$ (4,929,348)	$ (389,597)
Basic & Diluted Loss per Common Share	$ (0.29)	$ (0.03)
Weighted Average Common Shares Outstanding	17,101,743	12,261,293